Second Quarter 2023 Earnings Call July 21, 2023

FORWARD-LOOKING STATEMENTS This investor presentation contains forward-looking statements, as defined by federal securities laws, including statements about CapStar Financial Holdings, Inc. (“CapStar”) and its financial outlook and business environment. All statements, other than statements of historical fact, included in this release and any oral statements made regarding the subject of this release, including in the conference call referenced herein, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements“ within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1955. The words “expect“, “anticipate”, “intend”, “may”, “should”, “plan”, “believe”, “seek“, “estimate“ and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (I) deterioration in the financial condition of borrowers of the Company and its subsidiaries, resulting in significant increases in loan losses and provisions for those losses; (II) the effects of the emergence of widespread health emergencies or pandemics, including the magnitude and duration of the Covid-19 pandemic and its impact on general economic and financial market conditions and on the Company’s customer’s business, results of operations, asset quality and financial condition; (III) the ability to grow and retain low-cost, core deposits and retain large, uninsured deposits, including during times when the Company is seeking to lower rates it pays on deposits; (IV) the impact of competition with other financial institutions, including pricing pressures and the resulting impact on the Company’s results, including as a result of compression to net interest margin; (V) fluctuations or differences in interest rates on loans or deposits from those that the Company is modeling or anticipating, including as a result of the Company’s inability to better match deposit rates with the changes in the short term rate environment, or that affect the yield curve; (VI) difficulties and delays in integrating required businesses or fully realizing cost savings or other benefits from acquisitions; (VII) the Company‘s ability to profitably grow its business and successfully execute on its business plans; (VIII) any matter that would cause the Company to conclude that there was impairment of any asset, including goodwill or other intangible assets; (IX) the vulnerability of the Company’s network and online banking portals, and the systems of customers or parties with whom the Company contracts, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; (X) the availability of and access to capital; (XI) adverse results (including costs, fines, reputational harm, inability to obtain necessary approvals, and/or other negative affects) from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the Covid-19 pandemic; and (XII) general competitive, economic, political and market conditions. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with the SEC. The Company disclaims any obligation to update or revise any forward-looking statements contained in this press release (we speak only as of the date hereof ), whether as a result of new information, future events, or otherwise.   NON-GAAP MEASURES This investor presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). This financial information may include certain operating performance measures, which exclude merger-related and other charges that are not considered part of recurring operations. Such measures may include: “Efficiency ratio – operating,” “Expenses – operating,” “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating”, "Tangible common equity to tangible assets" or other measures. Management may include these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating CapStar’s underlying performance trends. Further, management uses these measures in managing and evaluating CapStar’s business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this presentation. Disclosures

2Q23 results Earnings per share of $0.37 and return on assets of 0.98% Balance sheet strength and prudent expense focus in the current operating environment Mortgage and Tri-Net combined lost $388K pretax, or $0.015 per share Focus on deposits and liquidity sources End of period customer deposits declined $75MM versus March 31st Deposits increased $41MM in June and another $36MM in July through the 19th Insured or collateralized deposits increased to 75.5% of total deposits from 61.5% in 4Q22 Liquidity sources remain solid with $1.5B of on and off-balance sheet liquidity sources Proactively managing credit risk and expenses Recently completed two loan reviews with strong results Past dues of 0.15% and NPAs of 0.48% include two relationships totaling $8MM with a likelihood of a 3Q23 upgrade Approximately $3MM of company-wide expense reductions identified with partial implementation in late June and the remainder anticipated throughout 2H23 Deploying capital in a disciplined manner Focusing on capital preservation in the current environment Returned $8.3MM to shareholders in the second quarter through share repurchases and dividends All capital ratios remain favorable to industry averages Highlights

Deposit Portfolio Average Customer deposits decreased $12MM or 2% annualized vs. 1Q23 Deposit balances stabilized in the second half of the quarter: EOP decreased $75MM vs. 1Q23 EOP increased $77MM May 31 through July 19 Opened 542 new accounts during 2Q23 Focus is customer retention and disciplined acquisition in an undisciplined market Average Balance/Account by Segment In thousands 2Q22 3Q22 4Q22 1Q23 2Q23 Consumer $ 21 $ 21 $ 20 $ 20 $ 20 Commercial 144 136 126 126 116 Correspondent 3,868 2,766 2,840 2,823 2,822 Total Customer Deposits $ 45 $ 42 $ 40 $ 41 $ 39

Liquidity Position $ in millions 2Q23 On-Balance Sheet: Cash & Equivalents $ 171 Unpledged AFS Securities 173 Loans Held for Sale 48 Total On-Balance Sheet $ 391 Off Balance Sheet Capacity: FHLB $ 473 Fed Funds Lines 115 Brokered CDs 137 Fed Discount Window 315 Total Off-Balance Sheet $ 1,040 Temporary 12-24 Month Lift from Federal Reserve Bank Term Lending Facility 55 Total Available Sources $ 1,487 Available liquidity sources of $1.5B Securities portfolio is 12% of total assets and 100% categorized as available for sale Strong capital levels TCE 9.64% Leverage 11.05% CET1 12.40% Total Risk-based 14.34% EOP Brokered CDs were $405MM, an increase of $36MM vs. March 31, 2023 EOP FHLB borrowings were $50MM, a decrease of $5.5MM vs. March 31, 2023 Have not accessed the Bank Term Funding Program Insured or collateralized deposits increased to 75.5% of total deposits from 61.5% in 4Q22

2Q23 Financial Results

Financial Results (Dollars in millions, except per share data) GAAP 2Q23 Favorable/(Unfavorable)   1Q23 2Q22 Net Interest Income $22.57 -3% -8% Noninterest Income $6.21 -1% 6% Total Revenue $28.78 -2% -5% Noninterest Expense $19.17 -1% -12% Pre-tax Pre-provision Income $9.61 -8% -27% Provision for Credit Losses $0.02 99% 97% Net Income $7.80 21% -22% Diluted Earnings per Share $0.37 24% -18%

    2Q23 1Q23 2Q22                 Profitability   Net Interest Margin(1) 3.06% 3.24% 3.41%   Efficiency Ratio(2) 66.61% 64.60% 56.32%   Pretax Preprovision Income / Assets(3) 1.21% 1.34% 1.70%   Return on Average Assets 0.98% 0.83% 1.28%   Return on Average Tangible Equity 10.29% 8.51% 12.74% Growth Total Assets (Avg) $3,197 $3,150 $3,129 Growth   Total Deposits (Avg) $2,678 $2,691 $2,665   Total Loans HFI (Avg) $2,391 $2,348 $2,148   Diluted Earnings per Share $0.37 $0.30 $0.45 Tangible Book Value per Share $14.47 $14.43 $14.17 Soundness   Net Charge-Offs to Average Loans (Annualized) 0.03% 0.03% 0.00%   Non-Performing Assets / Loans + OREO 0.48% 0.42% 0.11%   Allowance for Credit Losses on Loans / Loans 1.08% 1.05% 0.97%   Common Equity Tier 1 Capital 12.40% 12.09% 12.87%   Total Risk Based Capital 14.34% 13.98% 14.79% Key Performance Indicators Calculated on a tax equivalent basis. Efficiency ratio is Noninterest expense divided by the sum of net interest income and noninterest income. Pre-tax Pre-provision ROA calculated as ROA excluding the effect of income tax expense and provision expense. (Dollars in millions, except for per share data)

Loan Portfolio Proactive in 2Q22 curtailing CRE lending related to a prospective economic recession and funding trends emphasis is operating companies whose primary depository accounts are with CapStar and with renewals at higher loan yields Average HFI loans increased $43MM or 7.4% linked-quarter annualized vs. 1Q23 EOP declined 8.1% linked-quarter annualized New origination yields and spreads to match funded FHLB curve Fixed – 7.03%; FTP Spread - 2.79% Variable – 8.74%; FTP Spread - 3.07% Total - 7.78%; FTP Spread - 2.91% Loan HFI Composition (EOP) End of Period Balances as of June 30, 2023 Total of $2.4B (1) Commercial and Industrial includes owner occupied commercial real estate

Net Interest Income / Margin(1) Calculated on a tax equivalent basis. 2Q23 NIM of 3.06% declined 18 bps vs 1Q23 due to increased deposit pricing pressure Deposit costs increased 48 bps vs 1Q23 Aggressive industry deposit pricing amplified in 1H23 with the termination of the TD/FHN merger Loan yields increased 30 bps vs 1Q23 Disciplined pricing with 2Q23 spread of 2.91% vs. FHLB funds transfer pricing Anticipate continued NIM pressure while loans take time to reprice

Loan Portfolio Performance (1) Past Dues include a $1.3MM loan that is well secured by real estate that is in the process of being liquidated, with no loss expected. NPAs include two relationships totaling $8MM that entered forbearance agreements in 1Q23 and have paid as agreed; optimistic these loans will be upgraded and returned to accrual status in 3Q23 providing a one-time impact to income of more than $500K with an ongoing quarterly benefit. Total Criticized and Classified loans decreased 40 bps due to a $5MM upgrade of a criticized loan and a $4MM payoff of a classified loan. Substandard loans included only three relationships at quarter end that were over $3MM which include the two potential upgrades referenced above.

Allowance for Credit Losses on Loans Net charge-offs remained low totaling $184K, or 0.03% for the second quarter 2023. Despite a decrease in EOP loans HFI and unfunded commitments versus 1Q23, recorded a nominal provision of $22K during 2Q23 due to continued overall macroeconomic uncertainty. The Allowance for Credit losses related to loans was $25.5MM or 1.08%, an increase of 0.03% from 1Q23. The Allowance for Unfunded Commitments as of 2Q23 was $3.6MM or 0.43% of available balances, a decrease of $0.5MM or 0.04% from 1Q23.

Noninterest Income   Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Noninterest Income  Deposit Service Charges $ 1,264 $ 1,368 $ 1,206 $ 1,251 $ 1,182 Interchange and Debit Transaction Fees 1,060 1,038 1,250 1,245 1,336 Mortgage Banking 955 1,293 637 765 1,705 Tri-Net 27 - 39 (2,059) (73) Wealth Management 426 374 403 385 459 SBA Lending 977 1,091 1,446 560 273 Net Gain on Sale of Securities - 5 1 7 - Other 1,503 1,106 1,303 1,118 994 Total Noninterest Income $ 6,212 $ 6,275 $ 6,285 $ 3,272 $ 5,876 Average Assets $ 3,196,593 $ 3,150,436 $ 3,124,928 $ 3,146,841 $ 3,128,864 Noninterest Income / Average Assets 0.78% 0.81% 0.80% 0.41% 0.75% Revenue 28,782 29,494 31,244 28,825 $ 30,316 % of Revenue 22% 21% 20% 11% 19% Stable deposit service charge and interchange revenue despite higher earnings credit rates Mortgage revenue down for the quarter with higher volumes albeit lower margins from 1Q23 Tri-Net successfully completed a small number of premium sales Other income increased due to higher SBIC income $238K, SBA Loan Servicing Income $97K and Loan Fees $49K

Residential Mortgage Income Mortgage origination volumes continued to increase for the quarter anticipated to stay in this range in the present interest rate environment Our primary focus continues to be on purchase money volume which increased to 88% for the quarter Mortgage banking revenue decreased $338K in 2Q23 due to lower margins vs. 1Q23

SBA Expansion Primarily originate variable rate term loans through the SBA 7(a) program generally with a guaranty of 75% of principal Four Revenue Drivers: Interest Income Gain on Sale Fees Servicing Income Packaging Income

Noninterest Expense Three Months Ended Three Months Ended (Dollars in thousands) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Noninterest Expense  Salaries and Employee Benefits $ 10,533 $ 10,341 $ 9,875 $ 8,712 $ 9,209 Data Processing and Software 3,294 3,211 2,797 2,861 2,847 Occupancy 1,097 1,193 1,032 1,092 1,076 Equipment 674 822 753 743 783 Professional Services 899 788 522 468 506 Regulatory Fees 419 413 266 269 265 Amortization of Intangibles 368 384 399 415 430 Other 1,888 1,902 984 3,371 1,959 Total Noninterest Expense $ 19,172 $ 19,054 $ 16,628 $ 17,931 $ 17,075 Efficiency Ratio 66.61% 64.60% 53.23% 62.21% 56.32% Average Assets $ 3,196,593 $ 3,150,436 $ 3,124,928 $ 3,146,841 $ 3,128,864 Noninterest Expense / Average Assets 2.41% 2.45% 2.11% 2.26% 2.19% FTE 381 401 397 387 391 Total expenses increased $117K vs. 1Q23 Second quarter included $122K tax for YTD stock repurchases Approximately $3MM of company-wide expense reductions identified with partial implementation in late June and the remainder anticipated throughout 2H23 Limited hiring in the current environment with emphasis on improved efficiency

Internal Investment Primary Focus – investing in our core business Seeking organic growth that meets or exceeds our cost of capital Dividends Targeting 20-30% payout ratio Announced $0.11 dividend in 2Q23 Share Repurchase At times, our stock is our best investment Purchased 919,656 shares YTD through June 30, 2023 Announced a new $20MM buyback authorization while maintaining TCE > 8.5% and CET1 > 12.0% M&A Must have strong strategic rationale Disciplined pricing Capital Allocation Strategies 1 2 3 (1) (1) (1) (1) 4 Source: S&P Capital IQ, Peer Medians based on Selected Nationwide Major Exchange Banks and Thrifts with Assets $2.0 Billion - $6.5 Billion as of 1Q23.

Appendix: Other Financial Results and Non-GAAP Reconciliations

  (Dollars in thousands, except per share information) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 TANGIBLE EQUITY Total Shareholders’ Equity $ 347,465 $ 353,911 $ 354,182 $ 347,365 $ 357,735 Less: Intangible Assets 45,317 45,685 46,069 46,468 46,883 Tangible Equity 302,148 308,226 308,113 300,897 310,852 TANGIBLE EQUITY TO TANGIBLE ASSETS Tangible Equity $ 302,148 $ 308,226 $ 308,113 $ 300,897 $ 310,852 Total Assets 3,179,016 3,232,751 3,117,169 3,165,706 3,096,537 Less: Intangible Assets 45,317 45,685 46,069 46,468 46,883 Tangible Assets 3,133,699 3,187,066 3,071,100 3,119,238 3,049,654 Tangible Equity to Tangible Assets 9.64% 9.67% 10.03% 9.65% 10.19% TANGIBLE BOOK VALUE PER SHARE, REPORTED Tangible Equity $ 302,148 $ 308,226 $ 308,113 $ 300,897 $ 310,852 Shares of Common Stock Outstanding 20,884,492 21,361,614 21,714,380 21,931,624 21,934,554 Tangible Book Value Per Share, Reported $ 14.47 $ 14.43 $ 14.19 $ 13.72 $ 14.17 Non-GAAP Financial Measures

  Three Months Ended Three Months Ended (Dollars in thousands, except per share information) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 RETURN ON AVERAGE TANGIBLE EQUITY (ROATE) Total Average Shareholders’ Equity $ 349,769 $ 352,994 $ 348,027 $ 364,138 $ 361,150 Less: Average Intangible Assets 45,553 45,935 46,328 46,737 47,160 Average Tangible Equity 304,216 307,059 301,699 317,401 313,990 Net Income 7,804 6,446 10,333 8,039 9,972 Return on Average Tangible Equity (ROATE) 10.29% 8.51% 13.59% 10.05% 12.74% Non-GAAP Financial Measures

CapStar Financial Holdings, Inc. 1201 Demonbreun Street, Suite 700 Nashville, TN 37203 Mail: P.O. Box 305065 Nashville, TN 37230-5065 (615) 732-6400 Telephone www.capstarbank.com (615) 732-6455 Email: ir@capstarbank.com Contact Information Investor Relations Executive Leadership Mike Fowler Chief Financial Officer CapStar Financial Holdings, Inc. (615) 732-7404 Email: mike.fowler@capstarbank.com Corporate Headquarters